FedNat Holding Company (NASDAQ: FNHC) Investor Update March 18, 2019

SAFE HARBOR STATEMENT Safe harbor statement under the Private Securities Litigation Reform Act of 1995: Statements that are not historical fact are forward-looking statements that are subject to certain risks and uncertainties that could cause actual events and results to differ materially from those discussed herein. The risks and uncertainties include, without limitation, risks and uncertainties related to estimates, assumptions and projections generally; the nature of the Company’s business; the adequacy of its reserves for losses and loss adjustment expense; claims experience; weather conditions (including the severity and frequency of storms, hurricanes, tornadoes and hail) and other catastrophic losses; reinsurance costs and the ability of reinsurers to indemnify the Company; raising additional capital and our potential failure to meet minimum capital and surplus requirements; potential assessments that support property and casualty insurance pools and associations; the effectiveness of internal financial controls; the effectiveness of our underwriting, pricing and related loss limitation methods; changes in loss trends, including as a result of insureds’ assignment of benefits; court decisions and trends in litigation; our potential failure to pay claims accurately; ability to obtain regulatory approval applications for requested rate increases, or to underwrite in additional jurisdictions, and the timing thereof; inflation and other changes in economic conditions (including changes in interest rates and financial markets); pricing competition and other initiatives by competitors; legislative and regulatory developments; the outcome of litigation pending against the Company, and any settlement thereof; dependence on investment income and the composition of the Company’s investment portfolio; insurance agents; ratings by industry services; the reliability and security of our information technology systems; reliance on key personnel; acts of war and terrorist activities; and other matters described from time to time by the Company in releases and publications, and in periodic reports and other documents filed with the United States Securities and Exchange Commission In addition, investors should be aware that generally accepted accounting principles prescribe when a company may reserve for particular risks, including claims and litigation exposures. Accordingly, results for a given reporting period could be significantly affected if and when a reserve is established for a contingency. Reported results may therefore appear to be volatile in certain accounting periods. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. We do not undertake any obligation to update publicly or revise any forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made. 2

FEDNAT CORPORATE PROFILE

Overview:

- Leader in coastal Florida homeowners market
- Expanding presence in neighboring coastal states organically and via M&A
- High quality book of business with proven underwriting excellence
- Strong, large partner agent network and brand recognition
- Allstate and GEICO agency relationships
- Experienced leadership team

Key Metrics*:

- Cash and Investments: $500M+
- Book Value Per Common Share: $16.84
- Agency Partnerships: 2,500+
- Gross Written Premiums for 4Q18: $120M+
- Florida OIR Market Share**: 4.7%
- Demotech Financial Stability Rating: A

FEDNAT INSURANCE COMPANY

(FNIC) is a homeowners insurer predominantly in Florida, with controlled, disciplined growth in AL, LA, SC and TX.

* As of December 31, 2018, unless otherwise noted

** Market data as of September 30, 2018 (Source: Florida OIR)

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LONG-TERM TRACK RECORD OF BOOK VALUE GROWTH $18.00 $16.84 $16.52 $16.29 $16.01 $16.00 BVPS CAGR 12.6% $13.91 $14.00 2011 – Q418 $12.00 $10.00 $9.79 $8.26 $8.00 $7.32 $6.00 $4.00 $2.00 $0.00 2011 2012 2013 2014 2015 2016 * 2017** 2018*** * Impacted by Hurricane Matthew ** Impacted by Hurricane Irma ***Impacted by Hurricane Michael Source: Company Filings and SNL Financial 4 Note: Based on GAAP financial information

STRATEGIC EXECUTION DRIVING EARNINGS MOMENTUM • Delivering improving ex-cat underwriting profitability in core Florida Homeowners book • Benefitting from effective exposure management resulting in reduced hurricane exposure and reinsurance costs • Mitigating AOB headwind through improved underwriting and claims management as well as implementation of multiple Florida rate increases • Exited unprofitable non-core lines (auto and commercial general liability) • Improving operating efficiency and reducing expenses while investing in technology • Execute on Maison acquisition and realize reinsurance as well as operational synergies • Through Maison and existing book, continue to selectively grow in neighboring coastal states 5

GROWING THROUGH INDUSTRY HEADWINDS Hurricane Hurricane Hurricane 30.00% $500,000 Matthew Irma Michael (Q4) 20+% ROE goal 25.52% $450,000 Onset of AOB 25.00% in hurricane- free years $400,000 $391,662 $396,093 $350,000 20.00% 18.82% Revenue (Thousands) Revenue $300,000 $307,525 15.00% $250,000 13.48% Return onReturn Equity % $243,471 $200,000 $198,616 10.00% $150,000 6.99% $118,922 $100,000 5.00% 3.74% $50,000 0.46% 0.00% $0 2013 2014 2015 2016 2017 2018 Revenue Return on Equity % 6

LEADER IN DYNAMIC FLORIDA HOMEOWNERS MARKET

LEADING POSITION IN FRAGMENTED FLORIDA MARKET

Market dominated by "specialists", with limited national P&C carrier presence

Rank	Insurer	2018 Q1 FL HO DWP ($ mm)	FL HO Mkt Share (%)
1	Universal Insurance	995	10.5
2	Citizens Property Insurance	782	8.2
3	FedNat Insurance	444	4.7
4	Heritage Insurance	417	4.4
5	Security First Insurance	409	4.3
6	Homeowner's Choice Insurance	324	3.4
7	First Protective Insurance	310	3.3
8	American Integrity	309	3.3
9	St. John's Insurance	293	3.1
10	United Property Insurance	271	2.9
11	United Services Auto (USAA)	233	2.5
12	Florida Peninsula	120	2.4
13	Tower Hill Prime Insurance	224	2.4
14	People's Trust Insurance	222	2.3
15	ASI Preferred (Progressive)	176	1.9
16	Federal Insurance (Chubb)	174	1.8
17	AIG Property Casualty	152	1.6
18	Olympus Insurance	151	1.6
19	Safepoint Insurance	137	1.4
20	Tower Hill Signature	126	1.3
21	Privilege Underwriters	117	1.2
22	USAA Casualty	112	1.2
23	American Traditions	105	1.1
24	Gulfstream P&C Insurance	105	1.1
25	Family Security Insurance	104	1.1
	Others	2,575	27.1
	Total	$9,497	100.0

Source: Florida Office of insurance Regulation data as of September 30, 2018

- Nation's third largest state with 21 million people
- Projected to grow to 26 million by 2030
- $9.4 billion Homeowners growing insurance market with strong home construction market throughout the state
- Highly fragmented market with national players comprising less than 20%, none with higher market share than FedNat
- FedNat's focus is on high quality, well-mitigated homes (built after 1994) – we have ~20% of homes in this class statewide
- With Citizens policies reduced by ~two-thirds since 2011, carriers pursuing geographic expansion and new products

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STRONG, DISCIPLINED, PROFITABLE FLORIDA BOOK FNIC Total Insured Value and Policies In-Force FNIC Homeowners Florida Market Share Premiums in Force and % Market Share 140 300 272 273 271 269 264 256 270 247 500 $466.1 $468.9 $470.0 $473.9 $471.9 $467.3 6.00% 120 240 238 $461.5 $452.9 $448.8 $103 240 $102 $100 $98 $96 5.00% 100 $93 400 $89 210 PIF (Thousands) $86 $85 End Quarterat Force 180 - 4.00% 80 300 272 273 271 269 264 256 247 240 238 150 3.00% TIV (Billions) TIV 60 120 200 2.00% 40 90 100 1.00% 60 20 Premiums/Policies In 30 0 0.00% Q4-16 Q1-17 Q2-17 Q3-17 Q4-17 Q1-18 Q2-18 Q3-18 Q4-18 0 0 Q4'16 Q1'17 Q2'17 Q3'17 Q4'17 Q1'18 Q2'18 Q3'18 Q4'18 Premiums In-Force ($in Mill) Policies In-Force (# in Thousands) % of Market Share per OIR Total Insured Value Policies In Force Disciplined underwriting driving increased profitability on flat premiums 9

BENEFITTING FROM RIGOROUS EXPOSURE MANAGEMENT All States 1-in-100 Year Probable Maximum Loss / In-Force Excess-of-Loss Cat Reinsurance Premium (“PML to Premium”) • Over $30M lower spend for the treaty 300% year ending 6/30/19 versus the preceding 250% 242% 236% period 226% 214% • Homeowners ceded premium ratio for 200% 194% 200% 187% 182% catastrophe coverage was reduced 5 175% points to 29% 150% • Same purchasing methodology and level of coverage as preceding years 100% 50% 0% Q4-16 Q1-17 Q2-17 Q3-17 Q4-17 Q1-18 Q2-18 Q3-18 Q4-18 Notes:PML modeled using average of AIR and RMS. Includes Monarch National from Q1-18 forward. Assumptions: LT, No LA, No SS 10

DISCIPLINED UNDERWRITING APPROACH FedNat’s meticulous underwriting approach allows the Company to manage its current exposures while profitably underwriting new risks. • Focus on properties with more advanced wind / hurricane mitigation features and lower All Other Peril (non-catastrophe) losses • Generalized Linear Model (“GLM”) used to derive pre-quote pass/fail position based on each risk’s associated expenses, CAT and non-CAT exposure, cost of capital and risk concentration • Manual reviews of every bound risk to ensure accuracy of information • Regulatory approved use of our GLM-based analytics to provide a layer of pre-binding portfolio optimization management • Rates on every policy a function of FNIC’s historical loss experience, concentration of risk, expenses and current market conditions • All risks are subject to an annual review to ensure low performing risks are not offered a renewal • Business written by MNIC utilizes a similar disciplined approach as its policies are also underwritten by FedNat Underwriters (“FNU”), the Company’s wholly owned MGA 11

2018-2019 REINSURANCE STRUCTURE FNIC/ MNIC COMBINED REINSURANCE PARTNERS $1.365B 172 Yr Florida Only RMS Long Term With Loss Amplification Hurricane Irma: $633.5M (44 yr RT) $1.135B xs $23M Ultimate loss estimate Catastrophe Excess of Loss Reinsurance (Including FHCF Coverage) Multiple Events 2004*: $495.0M (30 yr RT) Recast Event: RMS v17 & AIR v5 average Multiple Events 2005**: $446.0M (26 yr RT) Recast Event: RMS v17 & AIR v5 average Hurricane Michael: $275.0M (15 yr RT) Ultimate loss Estimate Hurricane Andrew: $257.0M (14 yr RT) Hurricane Wilma: $203.0M (10 yr RT) Hurricane Matthew: $45.7M (5 yr RT) Company Retention - $23M ($20M FNIC + $3M MNIC) *2004 Events: Charley, Frances, Ivan & Jeanne **2005 Events: Dennis, Katrina, Rita & Wilma 1st Event Florida ($1.024B, 9/30/18P Structure based on FHCF limit at time of purchase 100 year RMS LT+DS RP) Event losses are combined FNIC + MNIC totals 12

SUCCESSFULLY MITIGATING AOB AOB has been a significant drag on FL HO providers, but FedNat’s multi-pronged strategy has positioned the company for improved underwriting profitability. FedNat’s AOB Strategy • Achieved aggregate 21+% compounded homeowners rate increase, since 2017, including 4.6% rate increase expected to be effective in April 2019 • Proactive management, training and engagement • Educating policyholders and agents on reporting claims upon occurrence • Analyze expected costs and work directly with AOB contractors and preferred FNHC vendors to arrive at a fair payment, or invoke policy appraisal clause • Reducing litigation and mitigation expense risk • Aggressively pursuing Alternative Dispute Resolution practices • FNHC instituted FL OIR approved policy language changes that restrict emergency mitigation expenses 13

POSITIONING FOR GROWTH

BROADENING FLORIDA PENETRATION

FedNat Insurance Company – Florida Market for Homeowners


Panhandle
12.0%
North FL
5.7%
Central FL
14.3%
Tampa/
St. Pete
14.0%
Treasure
Coast
7.8%
Tri-County
24.0%
SW FL
22.2%

Total Florida
Policies in Force
for Homeowners/Fire
as of December 31, 2018

238,263

- Statewide offering of HO3, HO6, HO4 and DP-3 Forms
- Risk Management through utilization of both analytics and geographic exposure management
- Distribute through independent retail partner agents and national carrier affinities
- Managed catastrophe exposure by ceding risk through reinsurance treaties

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COASTAL STATE DIVERSIFICATION – HOMEOWNERS FedNat In-Force Policy Counts - Regionally • Limited to Gulf and Atlantic coastal states • Focus on hurricane zones 1 and 2 where need is greatest Texas 5.0% Louisiana • Leveraging best practices developed 6.5% Florida over our 25+ years of experience 84.3% • Organic growth via voluntary business distributed through partner managing general South Carolina 3.2% Alabama underwriter and national carrier 1.1% affiliations Note: Based on homeowners/fire lines of business 16

NON-FLORIDA BOOK’S OUTPERFORMANCE Homeowners non-Florida Gross Premiums Earned GPE and % of Total HO GPE $25,000 16.0% 14.3% 13.2% 14.0% • Gross written premiums increased 52% to $20,000 11.5% ~$22 million in Q418 vs. Q417 $19,499 12.0% 10.3% 9.7% $17,984 10.0% • Gaining market share in Texas, Louisiana, $15,000 $15,449 South Carolina and Alabama $13,639 $13,125 8.0% • $85 million of premium in-force at $10,000 Florida GPE FloridaGPE ofTotal % as GPE HO 6.0% - December 31, 2018 Non Gross PremiumsGross Earned (Thousands) 4.0% $5,000 • 44,000 policies in-force 2.0% $0 0.0% 4Q17 1Q18 2Q18 3Q18 4Q18 Non-Florida HO GPE Non-Florida as % of Total HO GPE 17

Maison Insurance
Protecting Your Tomorrow...Today®

MAISON ACQUISITION SUMMARY

Transaction	• FNHC will acquire the three operating subsidiaries of 1347 Property Insurance Holdings, Inc. ("1347 PIH"): - Maison Insurance Company ("Maison") - Maison Managers, Inc. - ClaimCor, LLC
Consideration Value	• $51 million paid to 1347 PIH plus an estimated $15 million STAT capital infusion into Maison to replace existing surplus notes Maison will pay off at close - $25.5 million in cash - $25.5 million in FNHC common stock (represents less than 10% of pro forma shares outstanding) • Minimum GAAP Equity of $42 million and minimum STAT Surplus of $29 million delivered at close • ~1.2x consolidated tangible GAAP book value at close • Represents potential internal rate of return in excess of 20% • Limited tangible book value dilution earned back in less than two years
Approvals and Timing	• Anticipated close Q2 2019 • 1347 PIH is entitled to a 30-day go-shop period subject to a $2.165 million termination fee • Subject to certain closing conditions including receipt of regulatory approvals
Other Items	• FNHC will retain nearly all employees, including Doug Raucy (Maison President & CEO) and Dean Stroud (Maison VP & Chief Underwriting Officer) who are entering into new employment agreements with FedNat • Five year ROFR agreement for 1347 PIH to participate in FedNat's reinsurance program for up to 7.5% of any layer • Investment advisory agreement with 1347 PIH post closing

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TRANSACTION RATIONALE AND BENEFITS Shareholder Financial Value Creation • Immediately accretive to earnings per share • Minimal book value per share dilution of less than 2% • Tangible book value dilution anticipated to be earned back in less than two years • Increases float of publicly traded shares Diversification and Growth Opportunities • Increases geographic diversification of book of business in Texas and Louisiana • New distribution with direct access to non-Florida retail agents, which complements existing wholesale channel • Additional carrier to monetize existing distribution channels within the Florida market Reinsurance and Expense Synergies • Realization of reinsurance cost savings estimated to be $5 million annually pre-tax • Generates additional scale with operating synergies and expense savings estimated to be 25% of Maison pre-tax G&A expenses annually ($0.8 million in 2019 and $3.3 million in 2020) before transaction integration costs Limited Execution Risk • Acquired new premium represents less than 20% of existing gross written premium volume • Conservative estimate of reinsurance synergies following detailed analysis • No new geographies / states • No new product lines • Minimal employee and system integration risk Debt Offering Benefits • Immediate reduction to weighted-average interest rate of approximately 170bps • Eliminates floating rate risk on $25 million of existing debt • Substantial improvement in debt covenants • Longer time horizon (10 years) provides greater stability 19

MONARCH AND MAISON: MIDDLE MARKET OPPORTUNITY

Vast middle-market growth opportunity
~50% of total HO Insurance Market

HO Insurance Market Segments	FedNat Current Share of Market Segment
High-end Segment **High Quality** **Well Mitigated Risk**	Our Historical Focus
Middle Market Segment Risk Adjusted Houses	Underweight = Our Opportunity
Low-end Segment **Poor Quality** **Less Mitigated Features**	Not our Focus

MONARCH NATIONAL

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FINANCIAL OVERVIEW

RECENT FINANCIAL & OPERATING HIGHLIGHTS

(in thousands)	4Q17	1Q18	2Q18	3Q18	4Q18*
Income Statement Data:					
Gross Premiums Written	$133,892	$134,395	$166,734	$139,022	$127,613
Net Premiums Earned	87,503	82,109	83,557	98,493	91,098
Net Investment Income	2,773	2,943	2,978	3,137	3,402
Pre-Tax Income (Loss)	9,567	9,616	12,016	10,970	(12,394)
Net Income (Loss)	6,296	7,463	8,820	7,950	(9,305)
Diluted Earnings Per Share	$0.48	$0.58	$0.69	$0.62	($0.73)
Balance Sheet Data:					
Cash and Investments	530,249	506,861	532,084	518,395	515,948
Shareholders Equity	211,637	208,080	215,028	222,936	215,259
Book Value per Share	$16.29	$16.36	$16.89	$17.45	$16.84
Financial Ratios:					
Net Loss Ratio	67.3%	56.1%	56.9%	63.4%	79.4%
Net Expense Ratio	38.0%	44.2%	42.1%	36.9%	38.9%
Net Combined Ratio	105.3%	100.3%	99.0%	100.3%	118.3%

Q4 Notes/Highlights

- Homeowners net earned premiums increased 11% over 4Q17 driven by lower catastrophe reinsurance spend and strong non-Florida premium growth (up 49%)
- Q4-18 EPS would have been ($0.43), excluding investment losses and $0.86, excluding Hurricane Michael as well.
- 93% year-over-year EPS growth to $1.16. Excluding investment gains and losses, 2018 earnings of $18.0 million were up 658% from 2017.
- Holding company liquidity of $53 million as of December 31
- Expense initiatives taking hold
- $23.0 million of claims from Hurricane Michael represents 25 points on combined ratio and $1.29 per share, net of related claims handling revenue

* Impact from Hurricane Michael was $22 million, pre-tax, net of related claims handling revenue, and approximately $16.5 million, after-tax.

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IMPROVING UNDERWRITING PROFITABILITY 130% 110% 105% 100% 99% 100% 93% 90% 38% 37% 44% 42% 39% 70% 50% 67% 63% 56% 57% 54% 30% Q4 2017 Q1 2018 Q2 2018 Q3 2018 Q4 2018* Net Loss Ratio Net Expense Ratio Net Combined Ratio Steady improvement in net combined ratio for the last four quarters, ex-weather; Stable net loss and expense ratio * Excluding Hurricane Michael, which added 25 percentage points to the net loss and combined ratios. 23

EXIT FROM NON-CORE LINES DRIVING MEANINGFUL EARNINGS IMPROVEMENT Q4 2017 Q3 2018 Q4 2018 HO Auto Other Consolidated HO Auto Other Consolidated HO Auto Other Consolidated Total Revenue $87,606 $6,149 $7,997 $101,752 $100,616 $2,332 $7,884 $110,832 $95,357 $289 $796 $96,442 Costs and expenses: Losses and loss adjustment expenses 47,345 7,633 3,896 58,874 56,856 2,609 2,992 62,457 64,634 4,840 2,844 72,318 All other expenses 29,254 2,035 2,022 33,311 32,834 1,620 2,951 37,405 32,537 780 3,201 36,518 Total costs and expenses 76,599 9,668 5,918 92,185 89,690 4,229 5,943 99,862 97,171 5,620 6,045 108,836 Income before income taxes 11,007 (3,519) 2,079 9,567 10,926 (1,897) 1,941 10,970 (1,814) (5,331) (5,249) (12,394) Income taxes 4,246 (1,358) 1,055 3,943 2,768 (481) 733 3,020 (460) (1,351) (1,278) (3,089) Net income 6,761 (2,161) 1,024 5,624 8,158 (1,416) 1,208 7,950 (1,354) (3,980) (3,971) (9,305) Net loss attributable to noncontrolling interest (672) - - (672) - - - - - - - - Net income attributable to FNHC shareholders $7,433 ($2,161) $1,024 $6,296 $8,158 ($1,416) $1,208 $7,950 ($1,354)* ($3,980) ($3,971) ($9,305) Excluding Hurricane Michael, Homeowners made $15.1M in 4Q18. * Hurricane Michael impacted losses by $22 million, and net income by approximately $16.5 million. 24

FAVORABLE PREMIUM COMPOSITION Gross Premiums Written Net Premiums Earned 2.0% 1.8% 3.5% 7.2% 7.1% 9.1% 16.0% 2017 73.4% Florida Homeowners 79.9% Non-Florida Homeowners Auto 2.4% 2.5% 1.3% 1.5% 0.9% CGL Other 14.3% 18.0% 2018 80.8% 78.3% 25

INVESTMENT PORTFOLIO COMPOSITION Corporate & Collaterized Mortgage Obligations • Designed to preserve capital, maximize after-tax $292.0 investment income, maintain liquidity and minimize State. Muni, and risk Political Subs $9.8 • As of 12/31/2018, 97.9% of the Company’s fixed income portfolio was rated investment grade • Average duration: 4.2 years • Composite rating: A- (S&P Composite) Common Stock & • YTM: 3.66% Mutual Funds • Book yield: 3.30% $17.8 • Historical total returns on cash and investments as of 12/31/2018 Cash and Cash Equivalents • 1 Year: 0.53% $64.4 US Gov. & Agency • 2 Years: 2.18% Sec. $132.0 as of December 31, 2018 (in millions) 26

LIQUIDITY & LEVERAGE Non-insurance Liquidity Cash Flow from Operations $ in millions $ in millions $70 $65 $40 $29 $30 $60 $55 Notes/Highlights $53 $20 $12 $50 $50 $10 $2 $0  $40 Pro forma debt/capital ratio, -$10 inclusive of the impacts of -$20 -$13 $30 our recent debt offering and -$30 -$29 the pending Maison $20 -$40 Q1 2018 Q2 2018 Q3 2018 Q4 2018 Q4 2017* Q1 2018 Q2 2018 Q3 2018 Q4 2018** acquisition, of 29%, which is * Impacted by Hurricane Irma. ** Impacted by Hurricane Michael. expected decline as earnings add to our GAAP equity. Financial Leverage Underwriting Leverage NPE/Equity Debt/Capital  FNIC’s 12/31/18 RBC ratio 20% 45% 44.2% 44% is 330% 17.8% 17.6% 18% 17.1% 17.1% 43% 42.3% 16.6% 42%  16% 41% Maison’s 12/31/18 RBC ratio 40% 39.5% 38.9% is 361% 14% 39% 38.5% 38% 12% 37% 10% 36% Q4 2017 Q1 2018 Q2 2018 Q3 2018 Q4 2018 35% Q4 2017 Q1 2018 Q2 2018 Q3 2018* Q4 2018* * Driven by lower catastrophe program expense. 27

FORWARD FINANCIAL MOMENTUM Incremental drivers of earnings growth into 2019: • Homeowners net earned premiums will benefit from three key factors: • Rate increase of 4.6% expected to be effective on 4/20/19, approved by OIR • Rate increase of 10% effective 8/1/17 now being fully earned • Continued Non-Florida gross premiums growth – up 48% in 2018 • Lower ceded premiums as a result of new re-insurance program • 10% less hurricane exposure • 5 points lower ceded premium ratio (34% down to 29%) • Represents over $30 million of catastrophe reinsurance costs savings over the coming treaty year • Financial savings and benefits of operating efficiency initiatives • Reduced staffing by 105 in 2018 • $1.5M per quarter run-rate savings • Exited unprofitable Auto and CGL business lines • AOB mitigation efforts • Integration of Maison’s operations and execution on reinsurance and operational synergies 28

CORE EARNINGS POWER Pre-Tax After-Tax 4Q18, as reported ($12,394) ($9,305) Normalization: Hurricane Michael 22,000 16,423 Claims handling fee income and salvage/subrogation (5,000) (3,733) Non-core adverse development 6,000 4,479 Severance costs 500 373 Investment losses 5,060 3,778 “Normalized” quarter $16,166 $12,015 Normalized 4Q18 earnings drive core business ROE of over 20% 29

Questions? Michael Braun Chief Executive Officer, FedNat Holding Company Phone: 954-308-1322 mbraun@FedNat.com Ron Jordan Chief Financial Officer, FedNat Holding Company Phone: 954-308-1363 rjordan@FedNat.com